National Penn Bancshares, Inc.

1st Quarter 2015

Earnings Webcast

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements. National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with U.S. generally accepted accounting principles ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Q1 2015 Highlights

- Delivered strong quarterly performance
  - EPS of $0.19 per share
  - ROA of 1.14%
- Repurchased $77 million of common stock under current share repurchase plan
- Continued disciplined expense management
- Maintained balance sheet strength
- Declared 2nd quarter cash dividend of $0.11 per share
- Warburg Pincus divested of remaining ownership through $75 million repurchase of shares and secondary offering

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Quarterly Earnings and Dividend Trends



$0.20
$0.18
$0.16
$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
$0.16
$0.17
$0.17
$0.17
$0.16
$0.19
$0.18
$0.18
$0.19
$0.10
$0.10
$0.10
$0.10
$0.10
$0.10
$0.10
$0.11
$0.11
Q1 2013*
Q2 2013
Q3 2013
Q4 2013*
Q1 2014
Q2 2014
Q3 2014
Q4 2014*
Q1 2015
Earnings Per Share
Cash Dividend**

* Adjusted EPS; refer to Appendix for calculation of non-GAAP measures. **Q1 2013 dividend paid in Q4 2012.

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Strong Return on Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.14%
1.21%
1.17%
1.19%
1.09%
1.23%
1.17%
1.14%
1.14%
Q1 2013*
Q2 2013
Q3 2013
Q4 2013*
Q1 2014
Q2 2014
Q3 2014
Q4 2014*
Q1 2015
NPBC ROAA
Peer Average

*Adjusted ROAA; refer to Appendix for calculation of non-GAAP measures.
Peer average per SNL. Refer to Appendix for listing of peers.

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Net Interest Income and Margin



($millions)
$80.0
$60.0
$40.0
$20.0
$0.0
4.00%
3.50%
3.00%
2.50%
$62.3
$63.0
$64.2
$67.6
$68.7
3.44%
3.43%
3.43%
3.33%
3.36%
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Net Interest Income
Net Interest Margin (FTE)

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Disciplined Loan Growth



($millions)
Total Commercial Loans
$4,250
$4,000
$3,750
$3,500
$3,250
$3,000
$3,710
$4,032
$4,051
Commercial Loans Grew 3%*
Q1 2014
Q4 2014
Q1 2015



($millions)
Total Consumer Loans
$2,400
$2,000
$1,600
$1,200
$800
$400
$0
$1,668
$1,015
$653
$2,114
$1,201
$913
$2,080
$1,184
$896
Consumer Loans Declined 6%*
Q1 2014
Q4 2014
Q1 2015
Mortgages
H.E. & Other Consumer



($millions)
Total Loans
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,378
$6,146
$6,131
Total Loans Stable*
Q1 2014
Q4 2014
Q1 2015

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*Annualized. Growth rate excludes impact of TF Financial classified loan sale ($13 million).

Factors Influencing Loan Growth in Q1 2015

Total Loans - Q1 2015 vs Q4 2014: $(15) million

- Commercial: $31 million
- Consumer: $(33) million
- Sale of TF Financial classified loans: $(13) million

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Sustained Strong Asset Quality


($millions)
Classified Loans
$250
$200
$150
$100
$50
$174
$174
$170
$163
$145
YOY 17% Decline in Classified Loans
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Classified Loans


($millions)
Net Loan Charge-Offs &
Provision for Loan Losses
$7.5
$5.0
$2.5
$0.0
$4.4
$1.25
$3.4
$0.0
$1.9
$1.0
$1.8
$3.5
$1.9
$1.0
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Net Charge-Offs
Provision


Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
154%
105%
Q1 2015
Peer Mean*


Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.95%
1.11%
Q1 2015
Peer Mean*

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* Peer mean as of December 31, 2014. Refer to Appendix for listing of peers.

Diversification and Contribution of Non-Interest Income* to Earnings Strength



($millions)
$25
$20
$15
$10
$5
$0
$21.5
$24.4
$22.9
$23.4
$22.9
$0.9
$7.9
$8.4
$8.6
$8.7
$8.0
$6.9
$7.1
$6.9
$7.1
$6.7
$3.6
$3.2
$3.0
$3.0
$3.2
$2.4
$3.9
$3.4
$3.4
$3.6
$0.7
$0.9
$1.0
$1.2
$1.4
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Gain on sale of NPLs
Banking - deposits
Wealth
Insurance
Banking - other
Banking - mortgages

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* Refer to Appendix for reconciliation of Non-GAAP measure.

Culture of Efficient Operating Expense* Management



($millions)
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
80.0%
60.0%
40.0%
20.0%
0.0%
$52.3
$52.1
$52.2
$51.8
$54.6
59.60%
57.02%
57.29%
54.53%
57.10%
TF Financial acquisition closed Oct 24, 2014
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Salaries, wages and employee benefits
Premises and equipment
Other operating expense
Efficiency Ratio*

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* Refer to Appendix for reconciliation of Non-GAAP measure.

Strength of Capital Ratios and "Excess" Capital Position Reflect Opportunity



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
15.69%
13.22%
9.86%
15.16%
12.82%
9.30%
13.83%
11.66%
8.83%
Q1 2014
Q4 2014
Q1 2015
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio



"Excess" Capital
($millions)
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at March 31, 2015 in Excess of BASEL III "Well Capitalized" Levels
Capital at March 31, 2015 in Excess of Fully Phased-in BASEL III 2019

* Refer to Appendix for reconciliation of Non-GAAP measure.

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National Penn
Continues to Build Long-Term Shareholder Value

- ✓ Continued consistent, high-level earnings performance
- ✓ Strong asset quality and capital metrics
- ✓ Continued focus on loan growth
- ✓ Ongoing focus on expense management
- ✓ Disciplined execution of capital management strategies enhances shareholder value
- ✓ Strong liquidity positions NPBC for additional strategic opportunities

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Appendix

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NPBC Peer Group*

Peer	Ticker	Assets as of 12/31/14 ($billions)
Bancorp South, Inc.	BXS	$13.3
F.N.B Corporation	FNB	16.1
First Midwest Bancorp, Inc	FMBI	9.4
First Niagara Financial Group, Inc.	FNFG	38.6
FirstMerit Corporation	FMER	24.9
Fulton Financial Corporation	FULT	17.1
MB Financial, Inc.	MBFI	14.6
Old National Bancorp	ONB	11.6
Susquehanna Bancshares, Inc.	SUSQ	18.7
Trustmark Corporation	TRMK	12.3
Valley National Bancorp	VLY	18.8
Wintrust Financial Corp	WTFC	20.0

*Note: Consistent peer group since 2009. Wilmington Trust (WL) excluded from peer data beginning with data for Q1 2011 due to acquisition by M&T. Whitney Holding Company (WTNY) excluded from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC).

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Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Net income	$ (0.12)	$ 0.17	$ 0.17	$ 0.15	$ 0.16	$ 0.19	$ 0.18	$ 0.17	$ 0.19
After-tax adjustments:									
Acquisition related expenses				-	-	-	-	0.01	-
Unrealized FV gain on subordinated debent	(0.01)	-	-	-	-	-	-	-	-
Corporate reorganization expense	-	-	-	0.03	-	-	-	-	-
Loss on debt extinguishment	0.29	-	-	-	-	-	-	-	-
Adjusted net income	$ 0.16	$ 0.17	$ 0.17	$ 0.17	$ 0.16	$ 0.19	$ 0.18	$ 0.18	$ 0.19

($millions)

Adjusted Return on Average Assets	Q1 2013	Q2 2013	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Net income	$ (17.4)	$ 25.0	$ 24.6	$ 21.2	$ 22.7	$ 26.2	$ 25.3	$ 24.5	$ 26.7
After-tax adjustments:									
Acquisition related expenses				-	-	-	-	2.1	-
Unrealized FV gain on subordinated debent	(1.4)	-	-	-	-	-	-	-	-
Corporate reorganization expense	-	-	-	3.9	-	-	-	-	-
Loss on debt extinguishment	42.2	-	-	-	-	-	-	-	-
Adjusted net income	$ 23.4	$ 25.0	$ 24.6	$ 25.1	$ 22.7	$ 26.2	$ 25.3	$ 26.5	$ 26.7
Average Assets	$8,298.8	$8,326.5	$ 8,310.6	$ 8,385.1	$ 8,479.7	$ 8,512.8	$ 8,569.7	$ 9,269.1	$ 9,524.3
Adjusted ROAA	1.14%	1.21%	1.17%	1.19%	1.09%	1.23%	1.17%	1.14%	1.14%

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Reconciliation of Non-GAAP Measures

($000s)

Operating Expense and Efficiency Ratio	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Non-interest expense	$ 52,337	$ 52,114	$ 52,158	$ 54,714	$ 54,582
Less:					
Acquisition related expenses	-	-	-	2,878	-
Operating expenses	$ 52,337	$ 52,114	$ 52,158	$ 51,836	$ 54,582
Net interest income (taxable equivalent)	$ 66,351	$ 66,992	$ 68,166	$ 71,641	$ 72,654
Non-interest income	21,478	24,396	22,871	23,430	22,930
Less:					
Net gains (losses) on investment securities	8	-	-	13	-
Adjusted revenue	$ 87,821	$ 91,388	$ 91,037	$ 95,058	$ 95,584
Efficiency Ratio	59.60%	57.02%	57.29%	54.53%	57.10%

($000s)

Non-Interest Income	Q1 2014	Q2 2014	Q3 2014	Q4 2014	Q1 2015
Banking - deposits	$ 7,910	$ 8,403	$ 8,546	$ 8,676	$ 8,021
Banking - mortgages	716	936	987	1,213	1,374
Banking - other	2,381	3,769	3,364	3,426	3,703
Gain on sale of loans	-	946	-	-	-
Wealth	6,866	7,133	6,945	7,123	6,650
Insurance	3,597	3,209	3,029	2,979	3,182
Subtotal - core non-interest income	21,470	24,396	22,871	23,417	22,930
Plus:					
Net gains (losses) on investments	8	-	-	13	-
Total non-interest income	$ 21,478	$ 24,396	$ 22,871	$ 23,430	$ 22,930

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Reconciliation of Non-GAAP Measures

($000s)

Tangible Common Equity/Tangible Assets	**Q1 2014**	**Q2 2014**	**Q3 2014**	**Q4 2014**	**Q1 2015**
Total shareholders' equity	$1,082,449	$1,101,408	$1,107,184	$1,188,639	$1,131,095
Goodwill and intangibles	(264,435)	(263,755)	(263,082)	(311,001)	(310,925)
Tangible common equity	$ 818,014	$ 837,653	$ 844,102	$ 877,638	$ 820,170
Total assets	$8,557,381	$8,618,373	$8,633,000	$9,750,865	$9,597,954
Goodwill and intangibles	(264,435)	(263,755)	(263,082)	(311,001)	(310,925)
Tangible assets	$8,292,946	$8,354,618	$8,369,918	$9,439,864	$9,287,029
Tangible common equity/tangible assets	9.86%	10.03%	10.08%	9.30%	8.83%

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